Ordinary shares	12 Months Ended
Dec. 31, 2025
Ordinary shares
Ordinary shares
21.	Ordinary shares
In 2022, the Company renewed a strategic cooperation agreement with Tencent Holdings Limited (“Tencent”) originated in 2019 for three years. As part of the total consideration, the Company agreed to issue a certain number of the Company’s Class A ordinary shares as the non-cash
consideration of up to US$220 million at prevailing market prices at certain pre-determined
dates to Tencent to exchange its traffic support services during the three-year period, of which 2,164,236, 3,761,270 and 4,119,434 of the Company’s Class A ordinary shares had been issued in July 2022, May 2023 and May 2024, respectively. In 2025, the Company renewed the strategic cooperation agreement with Tencent under updated commercial terms with cash consideration only.